Exhibit 32(e)

CERTIFICATION

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Southern Power Company for the quarter ended September 30, 2026, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

(1)such Quarterly Report on Form 10-Q of Southern Power Company for the quarter ended September 30, 2026, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in such Quarterly Report on Form 10-Q of Southern Power Company for the quarter ended September 30, 2026, fairly presents, in all material respects, the financial condition and results of operations of Southern Power Company.

/s/Christopher Cummiskey
Christopher Cummiskey
Chairman and Chief Executive Officer

/s/Gary Kerr
Gary Kerr
Senior Vice President, Chief Financial Officer and Treasurer

November 4, 2026